Exhibit 99.1 Investor Presentation August 2019

Forward Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa Inc.’s (“Arcosa”, or the “Company”) estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “vision”, and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s separation from Trinity Industries, Inc. (“Trinity”; NYSE:TRN); tax treatment of the separation; failure to successfully integrate the ACG Materials acquisition, or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; improving margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see “Risk Factors” and the “Forward-Looking Statements” section of “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Arcosa’s Form 10-K for the year ended December 31, 2018, as may be revised and updated by Arcosa’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. Presentation of Financials The spin-off of the Company by Trinity was completed on November 1, 2018. The Company’s financial statements for periods prior to November 1, 2018 were presented on a “carve-out” basis. The carve-out financials of the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company been an independent company during the applicable periods. 2 / Moving Infrastructure Forward — Investor Presentation, August 2019

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward — Investor Presentation, August 2019

Company Overview Established businesses with $1.6B of revenues and additional potential to thrive in Arcosa’s new structure Markets CONSTRUCTION ENERGY TRANSPORTATION Revenues $360M $819M $423M Adj.Segment 22% 13% EBITDA 15% Margin AGGREGATES WIND TOWERS BARGES SPECIALTY UTILITY COMPONENTS MATERIALS STRUCTURES CONSTRUCTION STORAGE TANKS SITE SUPPORT Revenues and Adjusted Segment EBITDA margin for the last twelve months ended 6/30/2019. See Adjusted Segment EBITDA reconciliation in Appendix. 4 / Moving Infrastructure Forward — Investor Presentation, August 2019

Stage 1 Priorities We continue to make solid progress on our Stage 1 Priorities . Integration of December 2018 ACG Materials acquisition progressing well with results in-line with our Grow Construction expectations . Continue to evaluate robust pipeline of bolt-on acquisitions in both our legacy and ACG platforms Products . Completed a small, bolt-on aggregates acquisition in 2Q19 and expect to execute on one or more transactions in 2019 . Year-to-date results demonstrate measurable progress on Continuous Improvement initiatives Improve Energy . Increased throughput and operating efficiencies provide confidence lean initiatives are gaining traction Equipment . Expand Ramp-up of barge production on-track, with previously idled barge plant delivering first barge in July 2019 Transportation . Barge backlog up 52% year-to-date and provides increased production visibility for FY 2020 Products . Components business winning orders from new customers and markets . Outsourced certain corporate functions as part of separation Operate a flat . Streamlined corporate structure to reduce layers corporate structure . Continue to advance progress on reducing the level of transitional services provided by our former parent at separation 5 / Moving Infrastructure Forward — Investor Presentation, August 2019

ACG Acquisition Update Integration is progressing well; ACG will be a platform for additional value creation in our Construction Products segment Levers for additional value Geographic diversity End market diversity creation ACG Footprint Aggregate mines ACG End Markets Production facilities End market growth Corporate HQ Other Incremental specialty product Building Products development Agriculture Organic capital investments Energy Infrastructure Bolt-on acquisitions Infrastructure . 24 active mines . 5 production facilities Operational improvements through . LTM Revenues and Adj. EBITDA of $152M shared best practices and $32M, respectively1 1 Estimated Last Twelve Months (LTM) ended 08/31/2018 at time of acquisition. See Adjusted EBITDA reconciliation in Appendix. 6 / Moving Infrastructure Forward — Investor Presentation, August 2019

Barge Recovery Continues Recent orders have been strong and production ramp up is on track . Barge backlog up 52% year-to- date, with first-half 2019 orders Inland Barge business of $235M Backlog Value Trend ($millions) 565 . Approximately $161M of backlog extends into 2020, providing increased visibility 454 . 416 Book-to-bill above 1.0 times in last five out of six quarters 373 384 350 319 . Flooding along the Mississippi River contributed to a lower 251 level of orders in 2Q19 231 compared to recent quarters, but 198 210 177 inquiry levels at start of 3Q19 remained strong 126 125 120 110 98 91 . Ramp up remains on-track; previously idled plant delivered first order in July 2019 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 7 / Moving Infrastructure Forward — Investor Presentation, August 2019

Second Quarter 2019 Financial Results Reported strong year-over-year growth across key metrics 2nd Quarter, ended June 30 ($M’s) Year-to-Date, ended June 30 ($M’s) Adjusted Adjusted Revenues Net Income Revenues Net Income EBITDA EBITDA +23% +33% +41% +38% +19% 434.1 59.5 +30% 64.2 845.0 31.8 122.7 353.0 707.4 44.8 22.6 46.4 94.7 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 2018 2019 Margin 13.1% 14.8% Margin 13.4% 14.5% See Adjusted EBITDA reconciliation in Appendix. 8 / Moving Infrastructure Forward — Investor Presentation, August 2019

Raising 2019 Guidance 26% Adjusted EBITDA growth expected in 2019 at mid-point of updated guidance range Full Year Revenues ($M’s) Full Year Adjusted EBITDA ($M’s) +26% +22% 230-240 1,700 – 1,800 1,750 – 1,800 215-225 1,460 187 Organic growth and ACG acquisition expected to more than offset headwinds from incremental public company costs and lower margins in Components business 2018 Previous 2019 Updated 2019 2018 Previous 2019 Updated 2019 Guidance Guidance Guidance Guidance Updated guidance as of 8/1/19. See Adjusted EBITDA reconciliation in Appendix. 9 / Moving Infrastructure Forward — Investor Presentation, August 2019

Strong and liquid balance sheet Available liquidity of $337M as of June 30, 2019 ($ in Millions) 337 Cash 83 . No legacy debt inherited at spin; put in place a $400M unsecured revolver that matures in 2023 . Outstanding debt of $108M at June 30th consists primarily of remaining revolver advances used to fund $309M ACG Materials acquisition . Repaid $80M of revolver advances as of 1Q19, Revolver 254 leaving $100M of debt fixed at ~4% for 5 years Capacity . Low leverage with net debt of approximately $25M at June 30th 1 . Unencumbered balance sheet 6/30/2019 1 Net debt of $24.5M calculated as total debt of $107.8M less cash and cash equivalents of $83.3M as of June 30, 2019. 10 / Moving Infrastructure Forward — Investor Presentation, August 2019

Capital Allocation Priorities We continue to follow a balanced approach to capital allocation while being disciplined on acquisitions Return of capital Organic investments Acquisitions to shareholders . Expect Maintenance Capital . We have a number of opportunities . As of 2Q19, repurchased ~$11 Expenditures of $60-65M and in our pipeline, most likely for bolt- million of shares at an average price Growth Capital Expenditures of on acquisitions to our current of $27.87 per share under additional $10-15M in FY 2019, platforms Company’s $50 million authorization although timing and size of growth since its approval in December 2018 . In 2Q19, closed two small bolt-on projects are difficult to predict acquisitions -- one in our . Declared quarterly cash dividend of . All CapEx projects expected to meet aggregates business and one in our $0.05 per share that was paid in July high return threshold and compete marine components business -- for for available capital cash consideration of approximately $23M . Expect to complete one or more acquisitions during the remainder of 2019 11 / Moving Infrastructure Forward — Investor Presentation, August 2019

Incentive Compensation Plans Arcosa’s incentive plans align compensation to long term shareholder value creation while also driving accountability to the business level Short Term Incentive Plan (STI) Long Term Incentive Plan (LTI) Focus . Annual operational and financial . 3 year Return on Capital and Earnings growth targets Time Horizon . 1 Year . 3 years . 3 years . Adjusted EBITDA . Return on Capital . Share Price Performance . Business-specific metrics (e.g., . Cumulative EPS Objective EBITDA, Working Capital, Margin Improvement, SE&A Reduction) . Cash . Equity: Performance- . Equity: Time-Based Award Type Based Restricted Stock Restricted Stock Units Units 12 / Moving Infrastructure Forward — Investor Presentation, August 2019

Long-Term Vision for Arcosa Integrate Environmental, Social, Improve and Governance Reduce long-term returns initiatives (ESG) into our the complexity and on invested capital long-term strategy Grow cyclicality of the overall in attractive markets business where we can achieve sustainable competitive advantages 13 / Moving Infrastructure Forward — Investor Presentation, August 2019

ESG Update We recently completed a Materiality Assessment that identified ESG topics that will be integrated into our long term strategy Our Our People & Our Environment Products Communities Employee Health and Safety Energy Management Product Use and Quality Diversity Air Quality Talent Management GHG Emissions Community Relations Water and Wastewater Management Land Management Governance and Business Ethics 14 / Moving Infrastructure Forward — Investor Presentation, August 2019

Appendix

Construction Products Segment Overview

PRODUCTS


AGGREGATES

Natural sand, gravel and limestone base


SPECIALTY
MATERIALS

Lightweight aggregates; specialty milled or processed materials


CONSTRUCTION
SITE SUPPORT

Steel & aluminum trench shoring products and systems

As of 12/31/18:

- Estimated proven and probable aggregate reserves exceeding 300 million tons, excluding ACG
- Projected average reserve life of legacy business of at least 33 years

KEY FIGURES

(LTM 6/30/2019)

$360M
Revenue

22%
Adjusted Segment EBITDA Margin

$30B+
Estimated annual market size

REVENUE

by product type ($M)


Construction
site support
74
(21%)
286
(79%)
Aggregates and
specialty materials

Note: Aggregates and Specialty Materials grouped as "Construction Aggregates" in Financials. Construction Site Support classified as "Other". See Adjusted Segment EBITDA reconciliation in Appendix.

16 / Moving Infrastructure Forward — Investor Presentation, August 2019
ARCOSA

Energy Equipment Segment Overview PRODUCTS KEY FIGURES REVENUE (LTM 6/30/2019) by product type ($M) Storage tanks $819M and other WIND TOWERS UTILITY STRUCTURES Revenue 207 (25%) Storage 13% 612 Adjusted Segment EBITDA (75%) Margin RESIDENTIAL/COMMERCIAL/ INDUSTRIAL SCALE & FIELD AGRICULTURAL ERECTED STORAGE Utility structures STORAGE and wind towers $518M Backlog in Utility Structures and Wind Towers as of 6/30/19 See Adjusted Segment EBITDA reconciliation in Appendix. Adjusted Segment EBITDA includes $2.9M of bad debt recovery recorded in 1Q 2019. 17 / Moving Infrastructure Forward — Investor Presentation, August 2019

Transportation Products Segment Overview PRODUCTS KEY FIGURES REVENUE (LTM 6/30/2019) by product type ($M) $423M Barges FIBERGLASS TANK BARGES HOPPER BARGES Revenue COVERS 211 212 15% (50%) (50%) Adjusted Segment EBITDA RAILCAR INDUSTRIAL & Margin RAILCAR AXLES COUPLING MINING DEVICES COMPONENTS $5B+ Components Estimated annual market size $350M Backlog in Barges as of 6/30/19 See Adjusted Segment EBITDA reconciliation in Appendix. 18 / Moving Infrastructure Forward — Investor Presentation, August 2019

Reconciliation of Consolidated and Combined Adjusted EBITDA

($'s in Millions)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,		Full Year 2019 Guidance	
	2019	2018	2019	2018	Low	High
Revenues	$ 434.1	$ 353.0	$ 845.0	$ 707.4	$1,750.0	$1,800.0
Net Income	31.8	22.6	59.5	44.8	100.0	111.0
Add:						
Interest expense, net	1.2	-	2.8	-	5.0	5.0
Provision (benefit) for income taxes	9.0	6.8	16.9	14.8	31.0	35.0
Depreciation, depletion, and amortization expense	21.7	15.8	41.5	32.9	92.0	87.0
EBITDA	$ 63.7	$ 45.2	$ 120.7	$ 92.5	$ 228.0	$ 238.0
Add:						
Impact of the fair value mark up of acquired inventory	0.2	-	1.6	-	2.0	2.0
Other, net (income) expense [1]	0.3	1.2	0.4	2.2	-	-
Adjusted EBITDA	$ 64.2	$ 46.4	$ 122.7	$ 94.7	$ 230.0	$ 240.0
Adjusted EBITDA Margin	14.8%	13.1%	14.5%	13.4%	13.1%	13.3%

(1) Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $0.5 million and $1.2 million for the three months ended June 30, 2019 and 2018, respectively, and $1.0 million and $2.2 million for the six months ended June 30, 2019 and 2018, respectively.

GAAP does not define "Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization" ("EBITDA") and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust consolidated EBITDA for certain non-routine items ("Adjusted EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by Revenues.

19 / Moving Infrastructure Forward — Investor Presentation, August 2019

ARCOSA

Reconciliation of Adjusted Segment EBITDA

($'s in Millions)
(unaudited)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018	Last Twelve Months June 30, 2019
Construction Products					
Revenues	$ 115.6	$ 83.9	$ 221.6	$ 154.1	$ 359.8
Operating Profit	17.5	17.6	28.8	30.0	49.2
Add: Depreciation, depletion, and amortization expense	9.0	5.1	17.8	10.2	29.5
Segment EBITDA	26.5	22.7	46.6	40.2	78.7
Add: Impact of the fair value mark up of acquired inventory	-	-	1.4	-	2.2
Adjusted Segment EBITDA	$ 26.5	$ 22.7	$ 48.0	$ 40.2	$ 80.9
Adjusted Segment EBITDA Margin	22.9%	27.1%	21.7%	26.1%	22.5%
Energy Equipment					
Revenues	$ 204.3	$ 178.4	$ 413.4	$ 374.7	$ 818.8
Operating Profit	25.0	8.2	53.2	25.7	56.1
Add: Depreciation and amortization expense	7.3	7.4	14.3	15.2	28.8
Segment EBITDA	32.3	15.6	67.5	40.9	84.9
Add: Impairment Charge	-	-	-	-	23.2
Adjusted Segment EBITDA	$ 32.3	$ 15.6	$ 67.5	$ 40.9	$ 108.1
Adjusted Segment EBITDA Margin	15.8%	8.7%	16.3%	10.9%	13.2%
Transportation Products					
Revenues	$ 115.3	$ 91.5	$ 212.8	$ 180.8	$ 423.4
Operating Profit	12.6	12.7	20.9	21.7	47.6
Add: Depreciation and amortization expense	3.9	3.3	7.7	7.5	15.7
Segment EBITDA	16.5	16.0	28.6	29.2	63.3
Add: Impact of the fair value mark up of acquired inventory	0.2	-	0.2	-	0.2
Adjusted Segment EBITDA	$ 16.7	$ 16.0	$ 28.8	$ 29.2	$ 63.5
Adjusted Segment EBITDA Margin	14.5%	17.5%	13.5%	16.2%	15.0%
Operating Profit - All Other	$ -	$ -	$ -	$ -	$ (0.1)
Operating Profit - Corporate	(12.8)	(7.9)	(23.3)	(15.6)	(39.8)
Eliminations	-	-	-	-	(0.3)
Corporate Depreciation	1.5	-	1.7	-	2.2
Adjusted EBITDA	$ 64.2	$ 46.4	$ 122.7	$ 94.7	$ 214.5

"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. GAAP does not define Segment EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including segment operating profit. We use this metric to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust Segment EBITDA for certain non-routine items ("Adjusted Segment EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues.

20 / Moving Infrastructure Forward — Investor Presentation, August 2019 ARCOSA

Adjusted ACG EBITDA reconciliation ($’s in Millions) (unaudited) For the Trailing Twelve Months Ended August 31, 2018: Revenues $152.0 Net Income (1.8) Add: Interest expense 16.6 Provision (benefit) for income taxes (3.9) Depreciation, depletion, and 15.4 amortization expense EBITDA $26.3 Add: Other Adjustments 5.7 Adjusted EBITDA $32.0 Adjusted EBITDA Margin 21.1% “Adjusted ACG EBITDA” is defined as ACG’s net income plus interest expense, income taxes, depreciation and amortization, and other one-time or non- recurring expenses, including management fees, debt refinancing fees, and non-recurring professional fees. Adjusted ACG EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the Adjusted ACG EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, Adjusted EBITDA should not be considered as an alternative to net income or operating income as an indicator of ACG’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe Adjusted ACG EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors. 21 / Moving Infrastructure Forward — Investor Presentation, August 2019